American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 16, 2018 ■ Statement of Additional Information dated September 22, 2017
The entry for Greg Walsh is deleted from the Accounts Managed table on page 40 of the Statement of Additional Information.
The following entry is added for Rob Brookby in the Accounts Managed table on page 40 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Rob Brookby	Number of Accounts	3	1	1
	Assets	$6.3 billion(1)	$237.3 million	$12.7 million

[1]	Includes $526.8 million in VP Capital Appreciation. Information is provided as of February 14, 2018.

The following is added as the second sentence under Ownership of Securities table on pages 42 of the Statement of Additional Information.
As of February 14, 2018, Rob Brookby did not beneficially own shares of VP Capital Appreciation.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93786 1802